UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        May 17, 2012

NeoMagic Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-22009	77-0344424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2372-A Qume Drive, San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code         (408) 428-9725

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 24, 2012, NeoMagic announced the resignation of Andrew B. Rosengard, Chuck Bellavia, Scott Sullinger, and Joseph Fitzgerald from its Board of Directors. At the time of their resignation, we did not believe that the resignations of Andrew B. Rosengard, Chuck Bellavia, Scott Sullinger, and Joseph Fitzgerald resignation were due to a disagreement with NeoMagic requiring disclosure under Item 5.02(a) of Form 8-K.  Following their resignation, and after NeoMagic on May 24 had disclosed the fact of the resignations of Andrew B. Rosengard, Chuck Bellavia, Scott Sullinger, and Joseph Fitzgerald on Form 8-K in accordance with the applicable federal securities laws, Andrew B. Rosengard, Chuck Bellavia, Scott Sullinger, and Joseph Fitzgerald notified NeoMagic that their statements in their resignation e-mail/letter regarding concerns with the NeoMagic Board’s handling of various Company matters required that an amended 8-K be filed.  NeoMagic is filing this Form 8-K to report the information about the circumstances relating to the resignations of Andrew B. Rosengard, Chuck Bellavia, Scott Sullinger, and Joseph Fitzgerald, each resignation being effective as of May 17, 2012.  A copy of the resignation letters/emails sent by each of Andrew B. Rosengard, Chuck Bellavia, Scott Sullinger, and Joseph Fitzgerald to the Company are attached hereto as Exhibits 17.1, 17.2, 17.3 and 17.4, respectively, and are incorporated herein by reference.  We do not intend to comment on the statements by Andrew B. Rosengard, Chuck Bellavia, Scott Sullinger, or Joseph Fitzgerald in their resignation letter at this time.

Effective as of the resignation dates set forth above, each of such directors resigned as follows from the following committees of the Board of Directors of NeoMagic:

Committee	Member
Audit	Andrew Rosengard - Chairman Joseph Fitzgerald Scott Sullinger
Compensation	Joseph Fitzgerald - Chairman Andrew Rosengard
Nominating and Governance	Joseph Fitzgerald Charles Bellavia Scott Sullinger

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Description

17.1	Email Resignation from Andrew Rosengard, dated May 17, 2012.
17.2	Letter Resignation from Chuck Bellavia, dated May 17, 2012.
17.3	Email Resignation from Scott Sullinger, dated May 17, 2012.
17.4	Letter Resignation from Joseph Fitzgerald, dated May 17, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoMagic Corporation
(Registrant)

Date:	June 20, 2012	/s/ Syed Zaidi
SYED ZAIDI
President and Chief Executive Officer